                                                                   EXHIBIT 10.18

April 29, 1996

Merrill Lynch
BFS
1 G
800 Scudder Mill Road
Plainsboro, NJ  08536


To Whom It May Concern:

Please use this letter as authorization to amend Section C of The New England Restaurant Company 401k Plan. It should state that employees are only eligible to receive a 401k match from N.E. Restaurant as long as they are employed by New England Restaurant on 12/31 of that plan year. Any employee who terminates employment before the end of the year, will not be eligible for a company match for that year.

The account number of this plan is 818-08S03. Thank you for your attention to this matter.


Sincerely,




_________________________________________
Paul V. Hoagland
Vice Preident and Chief Financial Officer
N.E. England Restaurant Company
______________________________________________________________________________
                   EMPLOYER'S RESOLUTION OF PLAN RESTATEMENT
______________________________________________________________________________

WHEREAS, the Employer did establish a 401k plan for its employees known as the NE Restaurant Company 401k Profit Sharing Plan (the "Plan") effective , 19 __; and,

NOW THEREFORE, BE IT RESOLVED, that the Plan be and it is hereby amended and restated in its entirety, effective January 1, 1996, in order to qualify under the provisions of the Internal Revenue Code of 1986, and any amendments thereto, and under any rulings or regulations adopted by the Department of Labor and/or the Department of the Treasury.

FURTHER RESOLVED, that such sums of money as the Employer may determine to contribute in its sole discretion, and as may be necessary according to the said agreement or agreements to meet the expenses incurred in the administration thereof shall, from time to time, be paid out of the funds of the Employer to the order of the Trustee(s); and

FURTHER RESOLVED, that the proper officers of the Employer are hereby authorized and directed in the name of and on behalf of the Corporation, to execute and deliver such amendment, and to execute any documents which may be otherwise deemed necessary and proper in order to implement the foregoing resolutions.

Date:_____________________              _____________________________________
                                                    Signature


                                        _____________________________________
                                                    Title